Exhibit 32
CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Red Metal Resources Ltd. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The annual report on Form 10-K for the period ended January 31, 2013 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)   Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 22, 2013

/s/ Caitlin Jeffs
Caitlin Jeffs, Chief Executive Officer and President
(Principal Executive Officer)

/s/ John da Costa
John da Costa, Chief Financial Officer
(Principal Financial and Accounting Officer)